Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Lone Mountain Mines Inc., a Nevada corporation (the “Company”), on Form 10-K for the year ending December 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Howard Bouch, Secretary/CFO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Howard Bouch

Howard Bouch, Secretary, CFO

Dated:  April 14, 2009

Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Lone Mountain Mines Inc., a Nevada corporation (the “Company”), on Form 10-K for the year ending December 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Kevin Murphy, President/CEO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Kevin Murphy

Kevin Murphy, President, CEO

Dated:  April 14, 2009